UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 26, 2010

NAVISTAR INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9618	36-3359573
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

4201 Winfield Road, P.O. Box 1488, Warrenville, Illinois	60555
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (630) 753-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01             ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 26, 2010 (the “Closing Date”), Navistar International Corporation, a Delaware corporation (the “Company”) completed certain tax-exempt bond financings in which (1) the Illinois Finance Authority (the “IFA”) issued and sold $135,000,000 aggregate principal amount of Recovery Zone Facility Revenue Bonds (Navistar International Corporation Project), Series 2010 due October 15, 2040 (the “IFA Bonds”) and (2) The County of Cook, Illinois (“Cook County”; together with the IFA, the “Issuers” and individually an “Issuer”) issued and sold $90,000,000 aggregate principal amount of Recovery Zone Facility Revenue Bonds (Navistar International Corporation Project), Series 2010 due October 15, 2040 (the “Cook County Bonds”; together with the IFA Bonds, the “Bonds”).  The Bonds were issued pursuant to separate, but substantially identical, Indentures of Trust dated as of October 1, 2010 (each an “Indenture”), between the related Issuer and Citibank, N.A., as Trustee (the “Trustee”).  The proceeds of the Bonds were loaned by each Issuer to the Company pursuant to separate, but substantially identical, Loan Agreements dated as of October 1, 2010 (each a “Loan Agreement”).  Each Loan Agreement is a senior unsecured obligation of the Company.  The payment of principal of, and interest on, the Bonds are guaranteed by separate, but substantially identical, Bond Guarantees dated as of October 1, 2010 (each a “Guarantee”) from Navistar, Inc., the wholly-owned and principal manufacturing subsidiary of the Company (the ‘‘Guarantor’’) to the Trustee.

The Bonds were offered for sale by Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Underwriter”).

The Bonds are special, limited obligations of each Issuer, payable out of the revenues and income derived under the related Loan Agreements and related Guarantees.  The proceeds from the issuance of the Bonds will be used for the purposes of (1) financing a portion of the cost of acquiring, constructing and equipping certain facilities (the “Projects”) either leased, or currently owned or to be owned by the Company or one of its affiliates, including the consolidation of various operations into one central location, the expansion of an existing warehouse facility and the development of certain industrial facilities, together with related facilities, improvements and equipment or (2) paying a portion of the interest accruing on the Bonds during construction of the Projects.

The Company’s payment obligations under each Loan Agreement correspond to the payment of principal and interest when and as due on the Bonds.  The Bonds bear interest at the fixed rate of 6.50% per annum, payable each April 15 and October 15, commencing April 15, 2011.  Beginning on October 15, 2020, the Bonds are subject to optional redemption at the direction of the Company, in whole or in part, at a redemption price equal to 100% of the principal amount thereof, plus accrued interest, if any, to the redemption date.

Each Loan Agreement, among other things, (1) limits, in certain circumstances, the ability of the Company to: make restricted payments; incur additional debt and issue preferred or disqualified stock; create liens; create or permit to exist restrictions on its ability or the ability of its restricted subsidiaries to make certain payments or distributions; engage in sale-leaseback transactions; engage in mergers or consolidations or transfer all or substantially all of its assets; designate restricted and unrestricted subsidiaries; make certain dispositions and transfers of assets; place limitations on the ability of its restricted subsidiaries to make distributions; enter into transactions with affiliates; and guarantee indebtedness and (2) provides for customary events of default which include (subject in certain cases to customary grace and cure periods), among others, nonpayment of principal or interest; breach of other agreements in the Loan Agreement; defaults in, or failure to pay, certain other indebtedness; the rendering of judgments to pay certain amounts of money against the Company and its subsidiaries; and certain events of bankruptcy or insolvency.  Generally, if an event of default occurs and is not cured within the time periods specified, the Trustee or the holders of not less than a majority in principal amount of the then outstanding series of the Bonds may declare all of such series of Bonds to be due and payable immediately.

Copies of each Loan Agreement and each Guarantee are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.  A copy of each Indenture is also being filed herewith solely because certain terms used in each Loan Agreement are defined in the related Indenture and therefore each Loan Agreement and Indenture are integrally related.

ITEM 2.03             CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information set forth under Item 1.01 which is responsive to this Item 2.03 of this Form 8-K is incorporated herein by reference.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

10.1(a) Loan Agreement for the IFA Bonds dated as of October 1, 2010 between Navistar International Corporation and the Illinois Finance Authority (“IFA”) (including as an exhibit thereto, a copy of the Indenture relating to the IFA Bonds dated October 1, 2010 between the IFA and Citibank, N.A., as the Trustee, in order to provide all of the defined terms and other applicable provisions used in the Loan Agreement that are otherwise contained in the Indenture).

10.1(b) Loan Agreement for the Cook County Bonds dated as of October 1, 2010 by and between Navistar International Corporation and The County of Cook, Illinois (including as an exhibit thereto a copy of the Indenture relating to the Cook County Bonds dated October 1, 2010 by and between The County of Cook, Illinois and Citibank, N.A., as the Trustee, in order to provide all of the defined terms and other applicable provisions used in the Loan Agreement that are otherwise contained in the Indenture) .

10.2(a) Bond Guarantee in respect of the IFA Bonds dated as of October 1, 2010 from Navistar, Inc. to Citibank, N.A., as the Trustee.

10.2(b) Bond Guarantee in respect of the Cook County Bonds dated as of October 1, 2010 from Navistar, Inc. to Citibank, N.A., as the Trustee.

Forward Looking Statements

Information provided and statements contained in this report that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and the Company assumes no obligation to update the information included in this report. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties, and assumptions. For a further description of these factors, see Item 1A, Risk Factors, of our Form 10-K for the fiscal year ended October 31, 2009, which was filed on December 21, 2009. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except for our ongoing obligations to disclose material information as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future or to reflect the occurrence of unanticipated events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION
Registrant

Date: October 27, 2010	/s/ Andrew J. Cederoth
Andrew J. Cederoth Executive Vice President and Chief Financial Officer